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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 16, 1996


                            SBM Certificate Company
            (Exact name of Registrant as specified in its charter)


          Minnesota                    33-38066                 41-1671595
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)

         239 S. Fifth Street, 12th Floor, Louisville, Kentucky   40202
               (Address of principal executive offices)        (zip code)

Registrant's telephone no. including area code: (502)582-7900
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Item 4.  Changes in Registrant's Certifying Accountant

Effective as of February 16, 1996, Registrant's independent accountants, Deloitte & Touche LLP, were dismissed as a routine business matter. The financial statements of Registrant for the years ended December 31, 1994 and 1993 were audited by Deloitte & Touche LLP whose report included in Registrant's Form 10-K for such years expressed an unqualified opinion on such statements. During 1993, 1994, and to date, there are no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure required to be reported pursuant to Item 304 of Regulation S-K.

Effective as of February 16, 1996, Registrant's Board of Directors approved the engagement of Ernst & Young LLP as Registrant's independent accountants for the fiscal year ended December 31, 1995. Ernst & Young LLP currently serves as the independent accountants for Registrant's parent company, ARM Financial Group, Inc.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     (16) Letter dated February 16, 1996 from Deloitte and Touche LLP stating that it has read and agrees with the statements made in this Form 8-K Report.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


SBM Certificate Company

By: /s/ John R. McGeeney
   ---------------------------
   John R. McGeeney, President

Date:  February 21, 1996